UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 27, 2009

NEXCEN BRANDS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27707	20-2783217
(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 34th Floor, New York, NY	10019-5400
(Address of Principal Executive Offices)	(Zip Code)

(212) 277-1100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into Material Definitive Agreement

On January 27, 2009, NexCen Brands, Inc. (the “Company”) amended its existing bank credit facility (the “Facility”) by entering into an omnibus amendment (“Omnibus Amendment”) by and among the Company, NexCen Holding Corporation, a wholly owned subsidiary of the Company (“Issuer”), certain of the Issuer’s subsidiaries (“Subsidiary Borrowers”), certain of the Company’s subsidiaries which provide franchise and brand management to the Subsidiary Borrowers (the “Managers”) and BTMU Capital Corporation (“BTMUCC”).

This Omnibus Amendment modifies certain provisions of the Facility and specifically the Facility’s security agreement, management agreements, and the Class B franchise notes.  The key provisions of the Omnibus Amendment include the following:

•
the interest rate on the Class B franchise notes has been reduced to 8% per year through July 31, 2011, the maturity date on the notes, from the original interest rates prior to the amendment of 12% from August 15, 2008 through July 31, 2009 and 15% from August 1, 2009 through the maturity date;

•	the event of default and associated definitions related to the debt service coverage ratios of the Class A and Class B franchise notes has been loosened for the 2009 calendar year;

•
the event of default related to the valuation of the Company’s brands has been modified so that the outstanding balance of the Class A and Class B franchise notes must be less than 85% of the aggregate fair market value of the assets held by such brands rather than, prior to the amendment, the outstanding balance of all notes;

•
the covenant related to the valuation of the Company’s brands and the associated deliverable report has been modified so that the Issuer will no longer be required to deliver such report for the fiscal year ended December 31, 2008 unless and until requested by BTMUCC; and

•
the covenant related to receipt of a qualified audit report has been modified so that the receipt of a qualified audit report for the fiscal year ended December 31, 2008 would no longer trigger a manager termination event under the respective management agreements or an event of default under the security agreement.

The foregoing description of the Omnibus Amendment to the Facility and the modifications contained therein does not purport to be complete and is qualified in its entirety by the terms and conditions of such Omnibus Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.  Additional information regarding the terms and conditions of the Facility are included in the Company’s Current Reports on Form 8-K filed with the Securities Exchange Commission on August 21, 2008 and December 29, 2008.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As discussed above in Item 1.01, the Company amended its existing bank credit facility.  The descriptions in Item 1.01 are incorporated herein by reference.

Item 8.01    Other Events

On January 29, 2009, the Company issued a press release announcing the Omnibus Amendment to its existing bank credit facility as described above.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

10.1
Omnibus Amendment dated January 27, 2009 by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, the Managers parties thereto, and BTMU Capital Corporation.

99.1	Press Release dated January 29, 2009.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on January 29, 2009.

NEXCEN BRANDS, INC.

/s/ Sue J. Nam
By:	Sue J. Nam
Its:	General Counsel